UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 31, 2005

_________________

Northeast Indiana Bancorp, Inc.
(Exact name of registrant as specified in its charter)

_________________

Delaware	0-26012	35-1948594
(State or other jurisdiction of incorporation or organization)	(Commission File) Number	(IRS Employer Identification No.)

648 North Jefferson Street, Huntington, IN 46750
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (260) 356-3311

_________________

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

      ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 2 – Financial Information.

Item 2.02.   Results of Operations and Financial Condition.

        On April 15, 2005 the Registrant issued a news release announcing, among other things, earnings for the quarter ended March 31, 2005. A copy of the press release is attached as Exhibit 99.1 to this report and all paragraphs are incorporated into this Item 2.02 by reference. The information in this Form 8-K, including the exhibits, relating to this Item 2.02 shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Section 8 – Other Events.

Item 8.01.   Other Events.

Section 9 – Financial Statements and Exhibits.

Item 9.01.   Financial Statements and Exhibits.

(c) Exhibits.

The following Exhibit is being furnished herewith:

99.1	Press Release of Northeast Indiana Bancorp, Inc., dated April 15, 2005.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHEAST INDIANA BANCORP, INC. By: /s/ Stephen E. Zahn Stephen E. Zahn Chairman and Chief Executive Officer

Dated:  April 15, 2005

Exhibit Index

Exhibit Number 99.1	Description of Exhibit Press Release of Northeast Indiana Bancorp, Inc. dated April 15, 2005